Supplement dated April 13, 2012 to the Wilmington Funds (formerly, MTB Group of Funds)

Prospectus dated August 31, 2011)

Effective April 13, 2012, Wilmington Funds Management Corporation serves as investment advisor to the Wilmington Strategic Allocation Moderate Fund (the “Fund”), and Wilmington Trust Investment Advisors, Inc. serves as investment sub-advisor to the Fund.

The following supplements, replaces and amends certain information in the “Management of the Fund” section on page 49 of the Prospectus with respect to the Wilmington Strategic Allocation Moderate Fund (formerly, MTB Strategic Allocation Fund).

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc. (“WTIA”)

Please keep this Supplement for future reference.

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